Overview and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Overview and Summary of Significant Accounting Policies	Overview and Summary of Significant Accounting Policies

Overview and Organization

PayPal Holdings, Inc. (“PayPal,” the “Company,” “we,” “us,” or “our”) was incorporated in Delaware in January 2015 and is a leading technology platform and digital payments company that enables digital and mobile payments on behalf of consumers and merchants worldwide. PayPal is committed to democratizing financial services and empowering people and businesses to join and thrive in the global economy. Our goal is to enable our consumers and merchants to manage and move their money anywhere in the world, anytime, on any platform and using any device. We also facilitate person-to-person payments through our PayPal, Venmo, and Xoom products. Our combined payment solutions, including our PayPal, PayPal Credit, Braintree, Venmo, Xoom, and iZettle products, compose our proprietary Payments Platform. The terms “we,” “our,” “us,” “the Company,” and “PayPal” mean PayPal Holdings, Inc. and, unless otherwise expressly stated or the context requires, its subsidiaries.

We operate globally and in a rapidly evolving regulatory environment characterized by a heightened regulatory focus on all aspects of the payments industry. That focus continues to become even more heightened as regulators on a global basis focus on such important issues as countering terrorist financing, anti-money laundering, privacy, cybersecurity, and consumer protection. Some of the laws and regulations to which we are subject were enacted recently, and the laws and regulations applicable to us, including those enacted prior to the advent of digital and mobile payments, are continuing to evolve through legislative and regulatory action and judicial interpretation. New or changing laws and regulations, including how such laws and regulations are interpreted and implemented, as well as increased penalties and enforcement actions related to non-compliance, could have a material adverse impact on our business, results of operations, and financial condition. Therefore, we monitor these areas closely to design compliant solutions for our customers who depend on us.

Significant Accounting Policies

Basis of Presentation and Principles of Consolidation
The accompanying consolidated financial statements include the financial statements of PayPal and our wholly and majority-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Investments in entities where we have the ability to exercise significant influence, but not control, over the investee are accounted for using the equity method of accounting. For such investments, our share of the investee's results of operations is included in other income (expense), net on our consolidated statements of income and our investment balance is included in long-term investments on our consolidated balance sheets. Investments in entities where we do not have the ability to exercise significant influence over the investee are accounted for at cost minus impairment, if any, and are adjusted for changes resulting from observable price changes, which are included in other income (expense), net on our consolidated statements of income and our investment balance is included in long-term investments on our consolidated balance sheets.
In the opinion of management, these consolidated financial statements reflect all adjustments, consisting only of normal recurring adjustments, which are necessary for fair presentation of the consolidated financial statements for all periods presented. We have evaluated all subsequent events through the date the financial statements were issued. Certain amounts for prior years have been reclassified to conform to the financial statement presentation as of and for the year ended December 31, 2018.

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, we evaluate our estimates, including those related to provisions for transaction and loan losses, loss contingencies, income taxes, revenue recognition, and the valuation of goodwill and intangible assets. We base our estimates on historical experience and various other assumptions which we believe to be reasonable under the circumstances. Actual results could differ from those estimates.

Reclassifications

We have reclassified certain operating expenses within the consolidated statements of income. Prior period amounts have been reclassified to conform to this presentation. These changes have no impact on our previously reported consolidated net income for prior periods, including total operating expenses, financial position, or cash flows for any periods presented.

The classification changes relate primarily to the combination of costs incurred to develop and operate our Payments Platform into a new caption entitled technology and development. This new caption includes: (a) costs incurred in operating, maintaining, and enhancing our Payments Platform, including network and infrastructure costs, which were previously classified in the customer support and operations caption, and (b) costs incurred in developing new and improving existing products, which were previously classified in the product development caption on our consolidated statements of income. In addition, we have eliminated the presentation of depreciation and amortization expense as a separate financial statement caption by reclassifying these expenses into financial statement captions aligned with the internal organizations that are the primary beneficiaries of the depreciation and amortization of such assets.

The following tables present the effects of the changes on the presentation of these operating expenses to the previously reported consolidated statements of income:

	Year ended December 31, 2018
	(In millions)
	As Reported	Adjustments	Revised
Transaction expense	$5,581	$—	$5,581
Transaction and loan losses	1,274	—	1,274
Customer support and operations	1,482	(75)	1,407
Sales and marketing	1,313	1	1,314
Product development	1,071	(1,071)	—
Technology and development	—	1,831	1,831
General and administrative	1,451	90	1,541
Depreciation and amortization	776	(776)	—
Restructuring and other charges	309	—	309
Total operating expenses	$13,257	$—	$13,257

	Year ended December 31, 2017
	(In millions)
	As Reported	Adjustments	Revised
Transaction expense	$4,419	$—	$4,419
Transaction and loan losses	1,011	—	1,011
Customer support and operations	1,364	(99)	1,265
Sales and marketing	1,128	14	1,142
Product development	953	(953)	—
Technology and development	—	1,740	1,740
General and administrative	1,155	103	1,258
Depreciation and amortization	805	(805)	—
Restructuring and other charges	132	—	132
Total operating expenses	$10,967	$—	$10,967

	Year ended December 31, 2016
	(In millions)
	As Reported	Adjustments	Revised
Transaction expense	$3,346	$—	$3,346
Transaction and loan losses	1,088	—	1,088
Customer support and operations	1,267	(109)	1,158
Sales and marketing	969	(3)	966
Product development	834	(834)	—
Technology and development	—	1,547	1,547
General and administrative	1,028	123	1,151
Depreciation and amortization	724	(724)	—
Total operating expenses	$9,256	$—	$9,256

Cash and cash equivalents

Cash and cash equivalents are short-term, highly liquid investments with original maturities of three months or less when purchased and are composed of primarily bank deposits, government and agency securities and commercial paper.

Investments

Short-term investments include time deposits, government and agency securities and corporate debt securities with original maturities of greater than three months but less than one year when purchased. Government and agency securities and corporate debt securities are classified as available-for-sale and are reported at fair value using the specific identification method. Unrealized gains and losses are excluded from earnings and reported as a component of other comprehensive income (loss), net of related estimated tax provisions or benefits.

Long-term investments include corporate debt securities, government and agency securities and equity investments with maturities exceeding one year. Corporate debt securities and government and agency securities are classified as available-for-sale and are reported at fair value using the specific identification method. Unrealized gains and losses are excluded from earnings and reported as a component of other comprehensive income (loss), net of related estimated tax provisions or benefits.

We elect to account for foreign currency denominated available-for-sale investments underlying funds receivable and customer accounts, short-term investments and long-term investments under the fair value option as further discussed in “Note 7—Funds Receivable and Customer Accounts” and “Note 8—Investments.” The changes in fair value related to initial measurement and subsequent changes in fair value are included in earnings as a component of other income (expense), net.

Our equity investments consist primarily of minority equity interests in companies that are not publicly traded where we do not have the ability to exercise significant influence, or have control over the investee, and are reported in long-term investments on our consolidated balance sheets. For our equity investments that do not have a readily determinable fair value, we measure these equity investments at cost minus impairment, if any, and adjust for changes resulting from observable price changes in orderly transactions for an identical or similar investment in the same issuer (the “Measurement Alternative”). All gains and losses on these investments, realized and unrealized, are recognized in other income (expense), net on our consolidated statements of income. Our investments where we have the ability to exercise significant influence, but not control, over the investee are accounted for as equity method investments, are reported in long-term investments on our consolidated balance sheets and our share of the investee's results of operations is included in other income (expense), net. The equity method investments are subject to periodic testing for other-than-temporary impairment.

We assess whether an impairment loss on our Measurement Alternative investments and an other-than-temporary impairment loss on our debt securities and equity method investments has occurred due to declines in fair value or other market conditions. If any impairment is identified for Measurement Alternative investments or impairment is considered other than temporary for our debt securities and equity method investments, we write down the investment to its fair value and record the corresponding charge through other income (expense), net in our consolidated statements of income. With respect to our debt securities, this assessment takes into account the severity and duration of the decline in value, our intent to sell the security, whether it is more likely than not we will be required to sell the security before recovery of its amortized cost basis, and whether we expect to recover the entire amortized cost basis of the security (that is, whether a credit loss exists).

Loans and interest receivable, held for sale
In November 2017, we reached an agreement to sell our U.S. consumer credit receivables portfolio to Synchrony Bank. Historically, this portfolio was reported as outstanding principal balances, net of any participation interest sold and pro-rata allowances, including unamortized deferred origination costs and estimated collectible interest and fees. Upon approval of the decision from our Board of Directors to sell these receivables, the portfolio was reclassified as held for sale, and recorded at the lower of cost or fair value, determined on an aggregate basis. Following the closing of this transaction in July 2018, Synchrony Bank became the exclusive issuer of the PayPal Credit online consumer financing program in the U.S. We no longer hold an ownership interest in the receivables generated through the program (other than charged off or designated to be charged off receivables) and thus, no longer record these receivables on our consolidated financial statements. PayPal earns a revenue share on the portfolio of consumer receivables owned by Synchrony Bank, which includes both the sold and newly generated receivables, and it is recorded in revenue from other value added services on our consolidated financial statements. This transaction was accounted for as a true sale based on our determination that it met all the necessary criteria for such accounting, including legal isolation for transferred assets, ability of the transferee to pledge or exchange the transferred assets without constraint, and the transfer of control. We also concluded that our continuing involvement in the revenue share arrangement does not invalidate this determination.

Loans and interest receivable, held for sale, represents consumer receivables originated under PayPal credit consumer accounts that were subject to the sale agreement with Synchrony Bank. Until the transaction with Synchrony Bank closed, we continued to work with independent chartered financial institutions to extend credit to U.S. consumers using our PayPal credit product. We purchased the related receivables extended by an independent chartered financial institution and were responsible for the related servicing functions. During the years ended December 31, 2018 and 2017, we purchased approximately $4.7 billion and $8.7 billion, respectively, in U.S. consumer credit receivables.

As part of the arrangements we had with the independent chartered financial institutions in the U.S., we sold back a participation interest in the pool of U.S. consumer receivables outstanding under PayPal Credit consumer accounts. For these arrangements, gains or losses on the sale of the participation interest were not material as the carrying amount of the participation interest sold approximated the fair value at time of transfer. However, we had a separate arrangement with certain investors under which we sold to these investors a participation interest in certain U.S. consumer loans receivable that we purchased where the consideration received exceeded the carrying amount of the participation interest sold, which resulted in a gain reflected as net revenues in our consolidated financial statements. The independent chartered financial institution and other investors had no recourse against us related to their participation interests for failure of debtors to pay when due. The participation interests held by the chartered financial institution and other investors had the same priority to the interests held by us and were subject to the same credit, prepayment, and interest rate risk associated with this pool of consumer receivables. All risks of loss were shared pro rata based on participation interests held among all participating stakeholders. We applied a control-oriented, financial-components approach and accounted for the asset transfer as a sale and derecognized the portion of the participation interest for which control had been surrendered. In connection with its purchase of our U.S. consumer credit receivable portfolio, Synchrony Bank also acquired the participation interests in the pool of consumer receivables held by the chartered financial institution and other investors.

The terms of our consumer relationships require us to submit monthly bills to the consumer detailing loan repayment requirements. The terms also allow us to charge the consumer interest and fees in certain circumstances. Due to the relatively small dollar amount of individual loans and interest receivable, we do not require collateral on these balances.

Loans and interest receivable, net

Loans and interest receivable, net represents merchant receivables originated under our PayPal Working Capital (“PPWC”) product and PayPal Business Loan (“PPBL”) product and consumer loans not classified as held for sale. In the U.S., we partner with independent chartered financial institutions that extend credit to the consumer (up through the completion of the sale of our U.S. consumer credit portfolio to Synchrony Bank), or to the merchant using our PPWC product or PPBL product, and purchase the related receivables extended by the independent chartered financial institutions. During the years ended December 31, 2018 and 2017, we purchased approximately $3.3 billion and $1.5 billion, respectively, in merchant receivables.

For our consumer credit products outside the U.S., we extend credit through our Luxembourg banking subsidiary. For our merchant credit products outside the U.S., we extend working capital advances in the U.K. and loans in Germany through our Luxembourg banking subsidiary, and we extend working capital loans in Australia through an Australian subsidiary.

As part of our arrangements with independent chartered financial institutions in the U.S., we sell back a participation interest in the pool of merchant receivables. For these arrangements, gains or losses on the sale of the participation interest are not material as the carrying amount of the participation interest sold approximates the fair value at time of transfer. The independent chartered financial institution has no recourse against us related to their participation interests for failure of debtors to pay when due. The participation interests held by the chartered financial institution and other investors have the same priority to the interests held by us and are subject to the same credit, prepayment, and interest rate risk associated with this pool of merchant receivables. All risks of loss are shared pro rata based on participation interests held among all participating stakeholders. We apply a control-oriented, financial-components approach and account for the asset transfer as a sale and derecognize the portion of the participation interest for which control has been surrendered.

Loans, advances, and interest and fees receivable are reported at their outstanding principal balances, net of any participation interest sold and pro rata allowances, including unamortized deferred origination costs and estimated collectible interest and fees. We maintain the servicing rights for the entire pool of consumer and merchant receivables outstanding and receive a fee approximating the fair value for servicing the assets underlying the participation interest sold.

Allowance for loans and interest receivable

The allowance for loans and interest receivable represents management’s estimate of incurred losses inherent in our portfolio of loans and receivables, net. Increases to the allowance for loans receivables are reflected as a component of transaction and loan losses in our consolidated financial statements. The evaluation process to assess the adequacy of allowances is subject to numerous estimates and principle judgments.

For our consumer loans receivable not classified as held for sale, the allowance is primarily based on forecasted principal balance delinquency rates (“roll rates”). Roll rates are the percentage of balances which we estimate will migrate from one stage of delinquency to the next based on our historical experience, as well as external factors such as estimated bankruptcies and levels of unemployment. Roll rates are applied to the principal amount of our consumer receivables for each stage of delinquency, from current to 180 days past the payment due date, in order to estimate the principal loans which have incurred losses and are probable to be charged off. We charge off consumer loan receivable balances in the month in which a customer balance becomes 180 days past the payment due date.

In connection with our agreement to sell our U.S. consumer credit receivables to Synchrony Bank and the designation of that portfolio as held for sale, in November 2017, we reversed the corresponding allowances against those loans and interest receivable balances. Such allowances on any newly originated U.S. consumer loans and interest receivables, held for sale were not established. Adjustments to the cost basis of this portfolio until the sale was completed, which were primarily driven by charge-offs, were recorded in restructuring and other charges in our consolidated statements of income.

For merchant loans and advances receivable, the allowance is primarily based on principal balances, forecasted delinquency rates, and recoveries through the use of a vintage-based loss forecasting model. The determination of delinquency, from current to 180 days past due, for principal balances related to merchant receivables outstanding is based on the current expected or contractual repayment period of the loan or advance and interest or fixed fee as compared to the original expected repayment period.

For our PPWC product, there is a general requirement that at least 10% of the original amount of the loan or advance plus the fixed fee must be repaid every 90 days. We calculate the repayment rate of the merchant's future payment volume so that repayment of the loan or advance and fixed fee is expected to generally occur within 9 to 12 months from the date of the loan or advance. On a monthly basis, we recalculate the repayment period based on the repayment activity on the receivable. As such, actual repayment periods are dependent on actual merchant payment processing volumes. For our PPBL product, we receive fixed periodic payments over the contractual term of the loan which generally ranges from 3 to 12 months. We actively monitor receivables with repayment periods greater than the original expected or contractual repayment period.

The allowance for loss against interest receivable is primarily determined by applying historical average customer account roll rates to the interest receivable balance in each stage of delinquency to project the value of accounts that have incurred losses and are probable to be charged off. The allowance for fees receivable is primarily based on fee balances, forecasted delinquency rates, and recoveries through the use of a vintage-based loss forecasting model. Increases to the allowance for interest receivable are reflected as a reduction of net revenues in our consolidated statements of income. Increases to the allowance for fees receivable are recognized as a reduction in deferred revenues included in other current liabilities in our consolidated balance sheets.

We charge off the receivables under our PPWC product when the repayments are 180 days past our expectation of repayments and the merchant has not made a payment in the last 60 days or when the repayments are 360 days past due regardless of whether the merchant has made a payment within the last 60 days. We charge off the receivables under our PPBL product when the repayments are 180 days past due.

Bankrupt accounts are charged off within 60 days for merchants and 90 days for consumers after receipt of notification of bankruptcy. Consumer loans receivable past the payment due date continue to accrue interest until such time as they are charged off. Charge-offs that are recovered are recorded as a reduction to our allowance for loans and interest receivable.

Customer accounts

We hold all customer balances, both in the U.S. and internationally, as direct claims against us which are reflected on our consolidated balance sheets as a liability classified as amounts due to customers. Certain jurisdictions where PayPal operates require us to hold eligible liquid assets, as defined by the regulators in these jurisdictions, equal to at least 100% of the aggregate amount of all customer balances. Therefore, we restrict the use of the assets underlying the customer balances to meet these regulatory requirements and separately classify the assets as customer accounts in our consolidated balance sheets. We classify the assets underlying the customer balances as current based on their purpose and availability to fulfill our direct obligation under amounts due to customers.

In June 2018, the Luxembourg Commission de Surveillance du Secteur Financier (the “CSSF”) agreed that PayPal’s management may designate up to 35% of European customer balances held in our Luxembourg banking subsidiary to be used to extend credit for European and U.S. credit activities. As of December 31, 2018, the cumulative amount approved by management to be designated for credit activities aggregated to $1.5 billion and represented approximately 26% of European customer balances potentially available for corporate use by us as determined by applying financial regulations maintained by the CSSF. On the date PayPal’s management designates the European customer balances held in our Luxembourg banking subsidiary to be used to extend credit, the balances are classified as cash and cash equivalents and no longer classified as customer accounts in our consolidated balance sheets. No additional amount has been designated for corporate usage by management during the year ended December 31, 2018. The remaining assets underlying the customer balances remain separately classified as customer accounts in our consolidated balance sheets. We do not commingle these customer accounts with corporate funds and maintain these assets separately in interest and non-interest bearing bank deposits, time deposits, corporate debt securities, and foreign government and agency securities. See “Note 7—Funds Receivable and Customer Accounts” for additional information related to customer accounts.

Accordingly, we have generally presented changes in funds receivable and customer accounts as cash flows from investing activities in our consolidated statements of cash flows based on the nature of the activity underlying our customer accounts.

Funds receivable and funds payable

Funds receivable and funds payable arise due to the time required to initiate collection from and clear transactions through external payment networks. When customers fund their PayPal account using their bank account or a credit card or debit card, or withdraw funds from their PayPal account to their bank account or through a debit card transaction, there is a clearing period before the cash is received or settled, usually one to three business days for U.S. transactions and generally up to five business days for international transactions. In addition, a portion of our customers' funds are settled directly to their bank account. These funds are also classified as funds receivable and funds payable and arise due to the time required to initiate collection from and clear transactions through external payment networks. These funds are classified differently on our consolidated statements of cash flows as operating activities based on the nature of this activity.

Property and equipment

Property and equipment consists primarily of computer equipment, software and website development costs, land and buildings and leasehold improvements. Property and equipment are stated at historical cost less accumulated depreciation. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets; generally, one to three years for computer equipment and software, including capitalized software and website development costs, three years for furniture and fixtures, up to thirty years for buildings and building improvements, and the shorter of five years or the non-cancelable term of the lease for leasehold improvements.

Goodwill and intangible assets

Goodwill is tested for impairment at a minimum on an annual basis. Goodwill is tested for impairment at the reporting unit level by first performing a qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying value. If the reporting unit does not pass the qualitative assessment, then the reporting unit’s carrying value is compared to its fair value. Goodwill is considered impaired if the carrying value of the reporting unit exceeds its fair value. The fair value of the reporting unit is estimated using income and market approaches. The discounted cash flow method, a form of the income approach, uses expected future operating results and a market participant discount rate. The market approach uses comparable company prices and other relevant information generated by market transactions (either publicly traded entities or mergers and acquisitions) to develop pricing metrics to be applied to historical and expected future operating results of the reporting unit. Failure to achieve these expected results, changes in the discount rate or market pricing metrics, may cause a future impairment of goodwill at the reporting unit level. We conducted our annual impairment test of goodwill as of August 31, 2018 and 2017. We determined that no adjustment to the carrying value of goodwill of our reporting unit was required. As of December 31, 2018, we determined that no events occurred, or circumstances changed from August 31, 2018 through December 31, 2018 that would more likely than not reduce the fair value of the reporting unit below its carrying amount.

Intangible assets consist of acquired customer-related intangible assets, marketing related intangibles, developed technology, and other intangible assets. Intangible assets are amortized over the period of estimated benefit using the straight-line method and estimated useful lives ranging from one to eight years. No significant residual value is estimated for intangible assets.

Impairment of long-lived assets

We evaluate long-lived assets (including intangible assets) for impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. An asset is considered impaired if its carrying amount exceeds the future net cash flow the asset is expected to generate.

Allowance for transaction losses and negative customer balances

We are exposed to transaction losses due to credit card and other payment misuse as well as nonperformance of and credit losses from sellers who accept payments through PayPal. We establish an allowance for estimated losses arising from completing customer transactions, such as chargebacks for unauthorized credit card use and merchant-related chargebacks due to non-delivery of goods or services, Automated Clearing House (“ACH”) returns, buyer protection program claims, account takeovers, and account overdrafts. This allowance represents an accumulation of the estimated amounts necessary to provide for transaction losses incurred as of the reporting date, including those which we have not yet identified. The allowance is monitored regularly and is updated based on actual claims data reported by our claims processors and other actual data received. The allowance is based on known facts and circumstances, internal factors including experience with similar cases, historical trends involving loss payment patterns, and the mix of transaction and loss types. Additions to the allowance are reflected as a component of transaction and loan losses in our consolidated statements of income. At December 31, 2018 and 2017, the allowance for transaction losses totaled $129 million and $92 million, respectively, and was included in accrued expenses and other current liabilities in our consolidated balance sheets.

Negative customer balances occur primarily when there are insufficient funds in a customer’s PayPal account to cover charges applied for ACH returns, debit card transactions, merchant-related chargebacks due to non-delivery, or unsatisfactory delivery of goods or services. Negative customer balances can be cured by the customer by adding funds to their account, receiving payments, or through back-up funding sources. We also utilize third-party collection agents. For negative customer balances that are not expected to be cured or otherwise collected, we provide an allowance for uncollectible accounts. The allowance is estimated based on known facts and circumstances, internal factors including our experience with similar cases, and historical trends involving collection and write-off patterns. Negative customer balances are included in other current assets, net of the allowance in our consolidated balance sheets. Adjustments to the allowance for negative customer balances are recorded as a component of transaction and loan loss in our consolidated statements of income. The allowance for negative customer balances was $215 million and $174 million at December 31, 2018 and 2017, respectively.

Derivative instruments

We transact business in various foreign currencies and have significant international revenues and costs denominated in foreign currencies, which subjects us to foreign currency risk. We have a foreign currency exposure management program whereby we enter into foreign currency exchange contracts that qualify as cash flow hedges, generally with maturities of 18 months or less, to reduce the volatility of cash flows primarily related to forecasted revenue denominated in certain foreign currencies. All outstanding derivatives are recognized in our consolidated balance sheets at fair value. The derivative’s gain or loss is initially reported as a component of accumulated other comprehensive income (loss) and is subsequently reclassified into the financial statement line item in which the hedged item is recorded in the same period the forecasted transaction affects earnings. Beginning in 2018, we evaluate the effectiveness of our foreign currency exchange contracts on a quarterly basis by comparing the critical terms of the derivative instruments with the critical terms of the forecasted cash flows of the hedged item and if the critical terms are the same, we conclude the hedge will be perfectly effective. Prior to and during 2018, we evaluated the effectiveness of some of our foreign currency exchange contracts on a monthly basis by comparing the change in the fair value of the derivative instruments with the change in the fair value of the forecasted cash flows of the hedged item. We do not exclude any component of the changes in fair value of the derivative instruments from the assessment of hedge effectiveness. If we elect to discontinue our cash flow hedges and it is probable that the original forecasted transaction will occur, we continue to report them in accumulated other comprehensive income (loss) until the forecasted transaction affects earnings, at which point we also reclassify the de-designated hedges into earnings. Gains and losses on derivatives held after we discontinue our cash flow hedge and gains and losses on derivative instruments that are not designated as cash flow hedges are recorded in the same financial statement line item to which the derivative relates.
We also hedge our economic exposure to foreign currency denominated monetary assets and liabilities with foreign currency contracts. The gains and losses on the foreign exchange contracts economically offset gains and losses on the remeasurement of certain foreign currency denominated monetary assets and liabilities recognized in earnings. Accordingly, these outstanding non-designated derivatives are recognized in our consolidated balance sheets at fair value, and changes in fair value from these contracts are recorded in other income (expense), net in the consolidated statements of income. Our hedging program is not designed or operated for trading or speculative purposes.

We report cash flows arising from derivative instruments consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as cash flow hedges and our non-designated derivatives that hedge foreign currency denominated monetary assets and liabilities are classified in cash flows from operating activities in our consolidated statements of cash flows.

Our derivative instruments expose us to credit risk to the extent counterparties may be unable to meet the terms of the arrangement. We seek to mitigate such risk by limiting counterparties to, and by spreading the risk across major financial institutions and by entering into collateral security arrangements. In addition, the potential risk of loss with one counterparty resulting from this type of credit risk is monitored on an ongoing basis. See “Note 10—Derivative Instruments” for additional information related to the derivative instruments.

Fair value of financial instruments

Our financial assets and liabilities are valued using market prices on both active markets (Level 1) and less active markets (Level 2). Level 1 instrument valuations are obtained from real-time quotes for transactions in active exchange markets involving identical assets. Level 2 instrument valuations are obtained from readily available pricing sources for comparable instruments, identical instruments in less active markets, or models using market observable inputs. As of December 31, 2018 and 2017, we did not have any assets or liabilities requiring measurement at fair value without observable market values that would require a high level of judgment to determine fair value (Level 3).

Concentrations of risk

Our cash, cash equivalents, accounts receivable, loans and interest receivable, and funds receivable and customer accounts are potentially subject to concentration of credit risk. Cash, cash equivalents, and customer accounts are placed with financial institutions that management believes are of high credit quality. In addition, funds receivable are generated primarily with financial institutions which management believes are of high credit quality. We invest our cash, cash equivalents, and customer accounts primarily in highly liquid, highly rated instruments which are uninsured. From time to time, we may also have corporate deposit balances with financial services institutions which exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limit of $250,000. As part of our cash management process, we perform periodic evaluations of the relative credit standing of these financial institutions. Our accounts receivable are derived from revenue earned from customers located in the U.S. and internationally. Our loans and interest receivable are derived from merchant and consumer financing activities for customers located in the U.S. and internationally. As of December 31, 2018 and 2017, one customer accounted for 26% and 16% of net accounts receivables, respectively. No customer accounted for more than 10% of net loans receivable as of December 31, 2018 and 2017. At December 31, 2018, one partner accounted for our long-term notes receivable balance, which represents 53% of other assets. During the years ended December 31, 2018, 2017 and 2016, no customer accounted for more than 10% of net revenues. During the years ended December 31, 2018, 2017 and 2016, we earned approximately 17%, 20%, and 22% of revenue from customers on eBay’s Marketplaces platform. No other source of revenue represented more than 10% of our revenue.

Revenue recognition
See “Note 2—Revenue” for information related to our revenue recognition.

Advertising expense

We expense the cost of producing advertisements at the time production occurs and expense the cost of communicating advertisements in the period during which the advertising space or airtime is used as sales and marketing expense. Online advertising expenses are recognized based on the terms of the individual agreements, which is generally over the greater of the ratio of the number of impressions delivered over the total number of contracted impressions, on a pay-per-click basis, or on a straight-line basis over the term of the contract. Advertising expense totaled $484 million, $438 million and $350 million for the years ended December 31, 2018, 2017, and 2016, respectively.

Internal use software and website development costs

Direct costs incurred to develop software for internal use and website development costs, including those costs incurred in expanding and enhancing our Payments Platform, are capitalized and amortized generally over an estimated useful life of one to three years and are recorded as depreciation and amortization within the financial statement captions aligned with the internal organizations that are the primary beneficiaries of such assets. PayPal capitalized $301 million and $309 million of internally developed software and website development costs for the years ended December 31, 2018 and 2017, respectively. Amortization expense for these capitalized costs was $262 million, $262 million and $208 million for the years ended December 31, 2018, 2017 and 2016, respectively. Costs related to the maintenance of internal use software and website development costs are expensed as incurred.

Defined contribution savings plans

We have a defined contribution savings plan in the U.S. which qualifies under Section 401(k) of the Internal Revenue Code (the “Code”). Our non-U.S. employees are covered by other savings plans. Expenses related to our defined contribution savings plans are recorded when services are rendered by our employees.

Stock-based compensation

We determine compensation expense associated with restricted stock units and performance based restricted stock units based on the fair value of our common stock on the date of grant. We determine compensation expense associated with stock options based on the estimated grant date fair value method using the Black-Scholes valuation model. We generally recognize compensation expense using a straight-line amortization method over the respective vesting period for awards that are ultimately expected to vest. Accordingly, stock-based compensation expense for the years ended December 31, 2018, 2017 and 2016 has been reduced for estimated forfeitures. When estimating forfeitures, we consider voluntary termination behavior of our employees as well as trends of actual option forfeitures.

Foreign currency

Many of our foreign subsidiaries use the local currency of their respective countries as their functional currency. Assets and liabilities of our non-U.S. dollar functional currency subsidiaries are translated into U.S. dollars at exchange rates prevailing at the balance sheet dates. Gains and losses resulting from these translations are recorded as a component of accumulated other comprehensive income. Revenues, costs, and expenses of our non-U.S. subsidiaries with functional currencies other than the U.S. dollar are translated into U.S. dollars using daily exchange rates. Gains and losses from the remeasurement of foreign currency transactions into the functional currency are recognized as other income (expense), net in our consolidated statements of income.

Income taxes

We account for income taxes using an asset and liability approach which requires the recognition of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the financial statements or tax returns. The measurement of current and deferred tax assets and liabilities is based on provisions of enacted tax laws; the effects of future changes in tax laws or rates are not anticipated. If necessary, the measurement of deferred tax assets is reduced by the amount of any tax benefits that are not expected to be realized based on available evidence. We report a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. We recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense.

Other income (expense), net

Other income (expense), net includes interest income which consists of interest earned on corporate cash and cash equivalents in bank accounts and short-term and long-term investments, and interest expense which consists of interest expenses, fees and amortization of debt discount on our credit agreements. Other income (expense), net also includes observable price changes on our equity investments recorded using the Measurement Alternative and foreign exchange gains and losses.

Recent Accounting Guidance

In 2016, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance related to accounting for leases, which will require lessees to recognize lease assets and lease liabilities on the balance sheet for the rights and obligations created by all leases with terms greater than 12 months. As we are not a lessor, other changes in the guidance applicable to lessors do not apply. Additionally, in 2018, the FASB issued codification and targeted improvements to this guidance effective for fiscal years and interim periods within those years beginning after December 15, 2018, with early adoption permitted. We will adopt the new guidance on January 1, 2019, using a modified retrospective basis and will apply the optional practical expedients related to the transition. We estimate an increase of approximately $564 million for the right of use lease assets and lease liabilities associated with our operating leases upon adoption. We do not believe the adoption of this guidance will have a significant impact to our consolidated statements of earnings, stockholders’ equity, and cash flows.

In 2016, the FASB issued new guidance on the measurement of credit losses on financial instruments. Credit losses on loans, trade and other receivables, held-to-maturity debt securities, and other instruments will reflect our current estimate of the expected credit losses and generally will result in the earlier recognition of allowances for losses. Credit losses on available-for-sale debt securities with unrealized losses will be recognized as allowances for credit losses limited to the amount by which fair value is below amortized cost. Additional disclosures will be required, including information used to track credit quality by year of origination for most financing receivables. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. We will adopt the new guidance effective January 1, 2020. We are required to apply the provisions of this guidance as a cumulative effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted with impairment of available-for-sale debt securities applied prospectively after adoption. We are evaluating the impact of and approach to adopting this new accounting guidance on our consolidated financial statements.

In 2017, the FASB issued new guidance that requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted.  The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. We will adopt the new guidance on January 1, 2019. Transition is on a modified retrospective basis with a cumulative effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The adoption of this guidance is not expected to have a material impact on our consolidated financial statements.

In 2018, the FASB issued new guidance in response to tax reform that allows the option to reclassify stranded tax effects resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) from accumulated other comprehensive income to retained earnings. If such an option is elected, transition can be applied either retrospectively to each period in which the effect of tax reform is recognized or applied with a cumulative effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. We will adopt the new guidance effective January 1, 2019. The adoption of this guidance is not expected to have a material impact on our consolidated financial statements.

In 2018, the FASB issued amended guidance to remove, modify and add disclosure requirements for fair value measurements. This amendment is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted for any removed or modified disclosure requirements. Transition is on a prospective basis for the new and modified disclosures, and on a retrospective basis for disclosures that have been eliminated. The adoption of this guidance is not expected to have a material impact on our consolidated financial statements.

In 2018, the FASB issued amended guidance on the disclosure requirements for defined benefit pension or other post-retirement plans. The amended guidance removes certain disclosure requirements and adds others including requiring disclosure related to interest credit ratings and changes in benefit obligations. This amendment is effective for fiscal years beginning after December 15, 2020, with early adoption permitted, and requires retrospective adoption for all periods presented. We are evaluating the impact this amended disclosure guidance may have on the footnotes to our consolidated financial statements.

In 2018, the FASB issued new accounting guidance intended to align the requirements for capitalization of implementation costs incurred in a cloud computing arrangement that is a service contract with the existing guidance for internal-use software. Capitalized implementation costs should be amortized over the term of the hosting arrangement and recorded in the same financial statement line items as amounts for the hosting arrangement. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The guidance provides flexibility in adoption, allowing for either retrospective adjustment or prospective adjustment for all implementation costs incurred after the date of adoption. We are evaluating the impact this new accounting guidance will have on our consolidated financial statements.

Recently Adopted Accounting Guidance

In 2014, the FASB issued new accounting guidance related to revenue recognition, which was further updated in 2016 for reporting revenue on a gross versus net basis. This new guidance replaced all existing GAAP guidance on this topic and eliminated all industry-specific guidance. The new revenue recognition guidance provides a unified model to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. We adopted the guidance effective January 1, 2018 on a full retrospective basis. We performed an impact analysis for the opening balance sheet as of January 1, 2016 as well as for the years ended December 31, 2016 and 2017. The impacts were deemed de minimis. No practical expedients or exemptions were elected in conjunction with the adoption of this new guidance. For additional information, see “Note 2—Revenue.”

In 2016, the FASB issued new accounting guidance related to the classification and measurement of financial instruments. This new guidance amends GAAP by requiring equity investments to be measured at fair value with changes in fair value recognized in net income. This new guidance also amends the presentation of certain fair value changes for financial liabilities measured at fair value and it amends certain disclosure requirements associated with the fair value of financial instruments. Additionally, in 2018, the FASB issued technical corrections and improvements to this guidance effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years beginning after June 15, 2018. We are required to apply the new guidance on a modified retrospective basis to all outstanding instruments, with a cumulative effect adjustment as of the date of adoption and on a prospective basis to all outstanding equity investments without a readily determinable fair value. We adopted the guidance, including early adoption of the technical corrections and improvements, effective January 1, 2018. Beginning in the first quarter of 2018, we applied the Measurement Alternative to substantially all our equity investments, which required us to measure these equity investments at cost minus impairment, if any, and adjust for changes resulting from observable price changes in orderly transactions for an identical or similar investment in the same issuer. For additional information on the impact the adoption of this guidance had on our consolidated financial statements during the year ended December 31, 2018, please refer to “Note 8—Investments.”

In 2016, the FASB issued new guidance on classifying certain cash receipts and cash payments on the statement of cash flows. The new guidance addresses the classification of cash flows related to: debt prepayment or extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, including bank-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The guidance also clarifies how the predominance principle should be applied when cash receipts and cash payments have aspects of more than one class of cash flows. The guidance should be applied retrospectively after adoption. We adopted the guidance effective January 1, 2018. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In 2016, the FASB issued new guidance on restricted cash on the statement of cash flows. The new guidance requires the classification and presentation of changes in restricted cash and cash equivalents in the statement of cash flows. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning and ending balances shown on the statement of cash flows. The guidance had to be applied retrospectively after adoption. We adopted the guidance effective January 1, 2018 on a retrospective basis. The beginning and ending balances of cash and cash equivalents on the consolidated statement of cash flows now include restricted cash and restricted cash equivalents, such as cash and cash equivalents underlying customer accounts and restricted cash and restricted cash equivalents within short-term investments.

In 2017, the FASB issued new guidance clarifying the scope and application of the de-recognition of non-financial assets and the sale or transfer of non-financial assets, including partial sales. We adopted the guidance effective January 1, 2018 on a full retrospective basis. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In 2017, the FASB issued new guidance clarifying which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. Specifically, an entity would apply modification accounting only if the fair value, vesting conditions, or classification of the awards changes as a result of changes in the terms or conditions. We adopted the guidance effective January 1, 2018 and applied it prospectively upon adoption. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In 2017, the FASB issued new guidance intended to better align the results of hedge accounting with an entity’s risk management activities. This guidance updates the designation and measurement guidance for qualifying hedging relationships by expanding hedge accounting for both non-financial and financial risk components and by refining the measurement of hedge results to better reflect an entity’s hedging strategies. The amendments also align the recognition and presentation of the effects of the hedge results in the financial statements to increase the understandability of the results of an entity’s intended hedging strategies. Additionally, the guidance includes certain targeted improvements to ease the operational burden of applying hedge accounting. We are required to apply the guidance with a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year in which the guidance is adopted and prospectively apply the presentation and disclosure guidance. We early adopted the guidance in the first quarter of 2018 using a modified retrospective approach to reflect application of the new guidance effective January 1, 2018. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In 2018, the FASB issued new guidance to provide clarity around application of income tax accounting in situations where the assessment of tax implications of the Tax Act might not be complete as of period end in which the Tax Act was enacted. This guidance prescribes that an entity must reflect the income tax impact of the Tax Act in the period in which the tax accounting is complete and allows an entity to report provisional amounts for those specific effects of the Tax Act for which the accounting is incomplete but a reasonable estimate can be determined. No provisional amounts should be reported for specific effects of the Tax Act for which a reasonable estimate cannot be determined, and the entity should continue to apply the provisions of the tax laws that were in effect prior to the enactment of the Tax Act. It further allows a measurement period of one year from the date of enactment within which to complete the accounting for all impacts of the Tax Act. Our consolidated financial statements reflect tax accounting in compliance with this guidance.

In 2018, the FASB amended existing guidance to include share-based payment transactions for acquiring goods and services from non-employees. This amendment prescribes that entities should apply the requirements for employee share-based payment compensation to non-employee awards used to acquire goods and services, except for specific guidance on inputs to an option pricing model and the attribution of cost (period of time that the awards vest and pattern of recognition). The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. We adopted the guidance effective April 1, 2018. The adoption of this guidance did not have a material impact on our consolidated financial statements.